Exhibit 10.20
SUBSCRIPTION AGREEMENT
SHARES OF COMMON STOCK
THIS OFFERING IS MADE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

Special Committee of the Board of Directors	Dated as of
Kona Grill, Inc.	December 22, 2008
7150 E. Camelback Road, Suite 220
Scottsdale, Arizona 85251
SUBSCRIPTION AGREEMENT
1. Subscription. Subject to the terms and conditions set forth in this Agreement, the undersigned hereby subscribes for and agrees to purchase at the Closing that number of shares of Common Stock, par value $0.01 per share (the “Shares”) of Kona Grill, Inc., a Delaware corporation (the “Company”), at the price per share determined by dividing One Million and 00/100 Dollars ($1,000,000.00) by the average closing price per share of the Company’s Common Stock as quoted on the NASDAQ Global Market for the five trading days prior to the date of this Agreement. The subscription price shall be payable by check to “Kona Grill, Inc.” The “Closing” means the closing of the purchase and sale of the Shares pursuant to this Agreement, and the “Closing Date” shall mean the date and time of the Closing and shall be on such date and time as is mutually agreed to by the Company and the undersigned, provided that all conditions precedent contained in Section 2 shall have been either satisfied or waived. The date and time of the Closing shall be 11:00 a.m., Arizona time, on the Closing Date. The Closing shall take place at the Phoenix office of Greenberg Traurig, LLP, at 2375 E. Camelback Road, Suite 700, Phoenix, Arizona 85016.
2. Conditions Precedent. The obligations of the undersigned under this Agreement are, at the option of the undersigned, subject to the satisfaction of the following conditions on or before the Closing Date:
(a) Valid Issuance; Due Organization. The Shares will, when issued, be validly issued, fully paid, and non-assessable and that the Company is duly organized, validly existing, and in good standing under the laws of the state of Delaware.
(b) Debt Financing. The Company shall have received commitments from a third party lender of at least $3.0 million of new debt financing in the form of a line of credit, equipment financing, term loan, or other form of debt on or before the Closing Date.
(c) Accuracy of Representations and Warranties. The representations and warranties of the Company herein contained shall have been true and correct in all material respects when made, and in addition, shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, except as affected by transactions contemplated hereby.
3. Representations, Warranties, Covenants, and Acknowledgements. By executing this subscription agreement, the undersigned hereby represents, warrants, covenants, and acknowledges to the Company as follows:
(a) The undersigned has been provided access to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 filed with the Securities and Exchange Commission (“SEC”) and all subsequent reports and proxy statements filed by the Company thereafter pursuant to Section 13(a) or 14(a) of the Securities Exchange Act of 1934 (“SEC Reports”) through the SEC’s EDGAR system. In addition, the undersigned has obtained such information regarding the Company as the undersigned has reasonably requested, and, particularly, the undersigned has been given reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the purchase of the Shares and to obtain any additional information concerning the Company’s business to the extent reasonably available so as to understand more fully the nature of the investment and to verify the accuracy of the information supplied.

(b) In determining to purchase Shares, the undersigned has relied solely upon the advice of the undersigned’s legal counsel and accountants or other financial advisors with respect to the financial, tax, and other considerations relating to the purchase of Shares.
(c) The undersigned was not offered nor sold Shares directly or indirectly, by means of any form of general advertising or general solicitation, including, but not limited to (i) any advertisement, article, notice, or other communication published in a newspaper, magazine, or similar medium of communication or broadcast over television or radio; or (ii) to the knowledge of the undersigned, any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.
(d) The undersigned (i) can bear the economic risk of the investment in the Shares, including the total loss of the undersigned’s investment; and (ii) has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in the Shares.
(e) The undersigned understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.
(f) The undersigned acknowledges and understands that the Shares are a speculative investment that involve a high degree of risk and there can be no guarantee of the amount of or type of profit, if any, to be realized as a result of an investment in the Shares.
(g) The undersigned is presently a bona fide resident of the state listed below and has no present intention of becoming a resident of any other state or jurisdiction, and the address and Social Security or Federal I.D. number set forth below are the undersigned’s true and correct residential address and Social Security or Federal I.D. number.
(h) The undersigned (i) if an individual, is at least 21 years of age; (ii) if an individual, is a United States citizen; (iii) if an individual, has adequate means of providing for the undersigned’s current needs and personal contingencies; (iii) has no need for liquidity in the undersigned’s investments; and (iv) represents and warrants that all investments in and commitments to non-liquid investments are, and after the undersigned’s investment in the Shares will be, reasonable in relation to the undersigned’s net worth and current needs.
(i) The undersigned acknowledges that the Company is relying on exemptions from the registration requirements of the Securities Act and afforded by applicable state statutes and regulations.
(j) The undersigned understands that the Shares will not be registered under the Securities Act or the securities laws of any state and are subject to restrictions on transfer.
(k) The undersigned is acquiring the Shares in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and the undersigned does not have a present arrangement to effect any distribution of the Shares to or through any person or entity.
(l) The undersigned agrees that the undersigned will not sell or otherwise transfer or dispose of the Shares or any portion thereof unless such Shares are registered under the Securities Act and any applicable state securities laws or the undersigned obtains an opinion of counsel that is satisfactory to the Company that such Shares may be sold in reliance on an exemption from such registration requirements.

(m) The undersigned understands that the Company has no obligation or intention to register the Shares for resale or transfer under the Securities Act or any state securities laws, and there is no assurance that the Company will be able to make available such information or other information that would make available any exemption from the registration requirements of any such laws.
(n) The undersigned understands that no federal or state agency, including the Securities and Exchange Commission or the securities commission or authorities of any other state, has approved or disapproved the Shares or made any finding or determination as to the fairness of the Shares for investment.
(o) The undersigned is not subject to back-up withholding provisions of Section 3406(a)(1) of the Internal Revenue Code.
(p) If subject to the Employee Retirement Income Security Act (“ERISA”), the undersigned is aware of and has taken into consideration the diversification requirements of Section 404(a)(3) of ERISA in determining to purchase the Shares and the undersigned has concluded that the purchase of the Shares is prudent.
(q) If the undersigned is acquiring the Shares in a fiduciary capacity, (i) the above representations, warranties, agreements, acknowledgments, and understandings shall be deemed to have been made on behalf of the person or persons for whose benefit such Shares are being acquired, (ii) the name of such person or persons is indicated below under the subscriber’s name, and (iii) such further information as the Company deems appropriate shall be furnished regarding such person or persons.
(r) Neither the Company nor any person representing or acting on behalf of the Company, or purportedly representing or acting on behalf of the Company, has made any representations, warranties, agreements, or statements other than those referenced herein that influenced or affected the undersigned’s decision to purchase the Shares.
(s) The foregoing representations and warranties are true and accurate as of the date hereof and shall survive the delivery of payment. The undersigned understands that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements, and understandings set forth herein in order to determine the suitability of the undersigned to acquire Shares. The undersigned agrees promptly to notify the Company of any changes to any of the foregoing.
4. Representations and Warranties of the Company. By executing this subscription agreement, the Company hereby represents and warrants to the undersigned as follows:
(a) The Company’s SEC Reports do not contain a misstatement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as of the filing date of the relevant report. Since the filing of the SEC Reports, no other report, proxy statement, or other document has been required to be filed by the Company pursuant to Section 13(a) or 14(a) of the Exchange Act that has not been filed.
5. General Information.
(a) The undersigned is:

(X )	An individual*

( )	A corporation

( )	A partnership

( )	A trust

( )	Other

*If held as joint tenants with right of survivorship, community property, or tenants in common, signatures of all parties are required. Each Co-Holder (other than a spouse) must complete and sign a separate subscription agreement.
(c)	PLEASE PRINT NAME(S) IN WHICH YOUR SHARES ARE TO BE REGISTERED
James R. Jundt

Social Security or Employer Identification Number of each Holder:

Country of Principal Residence:
Business Address

(No P.O. Boxes please)
City                                         State                     Zip Code                     Country
The purpose of the following information is to assure the Company that it may rely on the exemption from the registration requirements of the Securities Act and of any applicable state statutes or regulations.
Please answer every question. If the answer to any question is “None” or “Not Applicable” please so state. Your answers will at all times be kept strictly confidential. However, by signing this subscription agreement, you agree that the Company may present such information to such parties as it deems appropriate if called upon to verify the information provided or to establish the availability of an exemption from registration under the Securities Act or any state securities statutes or regulations, or if the contents are relevant to any issue in any action, suit, or proceeding to which the Company or any agent of the Company involved in offering the Shares is a party or by which it is or may be bound. Your investment in the Shares will not be accepted until the Company determines that you satisfy all of the suitability standards.
6. Representations as to Accredited Investor Status. The undersigned has read the definition of “Accredited Investor” from Rule 501 of Regulation D attached hereto as Exhibit A, and certifies that either (check one):
(a)     ☐     The undersigned is an “Accredited Investor” for one or more of the following reasons:
☑	(i) The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000;

☐
(ii) The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with their spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year;

☐	(iii) The undersigned is a director or executive officer of the Company which is issuing and selling the Shares;

☐
(iv) The undersigned is a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Shares and with total assets in excess of $5,000,000;

☐
(v) The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, where the purchase is directed by a “sophisticated person” as defined in Regulation 506(b)(2)(ii);

☐
(vi) The undersigned is an entity all the equity owners of which are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Questionnaire;

(describe entity)

(b) ☐ The undersigned is not an “Accredited Investor,” but has completed a separate statement concerning the undersigned’s knowledge and experience in financial and business matters. Kindly provide sufficient detail so that the Company’s legal counsel may conclude that the undersigned is capable of evaluating the merits and risks of investment in the Company.
If the answer to Question 6 is that the undersigned is an “Accredited Investor,” the questionnaire is complete and please simply sign below. Any potential investor that is not an “Accredited Investor” also must complete a supplemental questionnaire from the Company to assure compliance with state and federal securities laws.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, intending to irrevocably bind the undersigned and the personal representatives, successors, and assigns of the undersigned and to be bound by this subscription agreement, the undersigned is executing this Agreement on the date indicated.
Dated this 22nd day of December, 2008.

James R. Jundt	/s/ James R. Jundt

PRINT Name of Individual who, or other entity which, is subscribing.	Signature

PRINTED Name of Co-Holder if the Shares are to be held as joint tenants with right of survivorship, community property, or tenants in common.	Signature of Co-Holder
Accepted on December 22, 2008
KONA GRILL, INC.
a Delaware corporation

By: Name:	/s/ Marcus E. Jundt Marcus E. Jundt

Title:	CEO and President

EXHIBIT A
DEFINITION OF “ACCREDITED INVESTOR”
FROM RULE 501 OF REGULATION D
“Accredited investor” shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:
1. Any bank as defined in section 3(a)(2) of the Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; insurance company as defined in Section 2(13) of the Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000; or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;
2. Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;
3. Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;
4. Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;
5. Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;
6. Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;
7. Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and
8. Any entity in which all of the equity owners are accredited investors.